                                                                   EXHIBIT 10.10


                          UNITED STATIONERS SUPPLY CO.
                $150,000,000 Senior Subordinated Notes due 2005

                                 ______________



                               Purchase Agreement
                               ------------------


                                                                  April 26, 1995

Chase Securities, Inc.
One Chase Manhattan Plaza
New York, New York  10081


Ladies and Gentlemen:

          United Stationers Supply Co., an Illinois corporation (the "Company"), a wholly-owned subsidiary of United Stationers Inc., a Delaware corporation (the "Guarantor"), proposes to issue and sell to you (the "Initial Purchaser") an aggregate of $150,000,000 principal amount of its 12 3/4% Senior Subordinated Notes due 2005 (the "Securities"). The securities will be unconditionally guaranteed by the Guarantor (the "Guarantee"). The Securities are to be issued pursuant to an indenture to be dated as of May 3, 1995 (the "Indenture") among the Company, the Guarantor, and The Bank of New York, as trustee (the "Trustee"). The Securities and the Indenture are more fully described in the Offering Memorandum referred to below. Capitalized terms used herein and not otherwise defined herein have the respective meanings specified in the Offering Memorandum.

          The Securities will be offered and sold to you without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on an exemption therefrom. The Company has prepared a preliminary offering memorandum, dated April 5, 1995 (such preliminary offering memorandum being hereinafter referred to as the
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                                       2

"Preliminary Offering Memorandum"), and an offering memorandum, dated April 26, 1995 (such offering memorandum, in the form first furnished to the Initial Purchaser for use in connection with the offering of the Securities, being hereinafter referred to as the "Offering Memorandum"), setting forth information regarding the Company and the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities to such potential purchasers as specified therein.

          The Company understands that you propose to make an offering of the Securities on the terms set forth in the Offering Memorandum, as soon as you deem advisable after this Agreement has been executed and delivered only (i) to persons in the United States whom you reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the 1933 Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A, (ii) to a limited number of other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D of the 1933 Act ("Accredited Investors")) in private sales exempt from registration under the 1933 Act and/or (iii) to non-U.S. persons outside the United States to whom offers and sales of the Securities may be made in reliance upon Regulation S under the 1933 Act.

          The holders of the Securities will be entitled to the benefits of a Registration Rights Agreement, in substantially the form attached hereto as Exhibit A with such changes as shall be agreed to by the parties hereto (the "Registration Rights Agreement"), pursuant to which the Company has agreed to use its best efforts to file within 30 days of the date of original issue of the Securities a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Securities or the Exchange Securities referred to in the Registration Rights Agreement under the 1933 Act.

          Section 1.  Representations and Warranties.  (a)  The Company
                      ------------------------------
represents and warrants to, and agrees with, the Initial Purchaser that:

          (i) As of the date of each of the Preliminary Offering Memorandum and the Offering Memorandum, and at all times subsequent thereto up to the Time of Delivery, none of the Preliminary Offering Memorandum, the Offering Memorandum nor any amendment or supplement thereto prepared by the Company and delivered to the Initial Purchaser for use prior to the Time of Delivery included or will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and
                                --------  -------
     warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Initial Purchaser expressly for use therein.
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                                       3

          (ii) The Preliminary Offering Memorandum, the Offering Memorandum and the amendments or supplements thereto prepared by the Company and delivered to the Initial Purchaser for use prior to the Time of Delivery, as of their respective dates, collectively contain all the information specified in, and meet the requirements of, Rule 144A(d)(4).

          (iii) Arthur Andersen LLP, who are reporting upon the audited financial statements included in the Registration Statement, are independent public accountants as required by the 1933 Act and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations").

          (iv) This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor.

          (v) The consolidated financial statements included in the Offering Memorandum present fairly the consolidated financial position of each of the Guarantor and its subsidiaries and Associated Holdings, Inc. ("Associated") and its subsidiaries as of the dates indicated and the consolidated results of operations and the consolidated cash flows of the Guarantor and its subsidiaries and Associated and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved other than the change in accounting for inventories to the LIFO method effective January 1, 1995. The selected financial data included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Offering Memorandum. The pro forma financial statements and other pro forma financial information included in the Offering Memorandum present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (vi) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Offering Memorandum; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect
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                                       4

     on the Company, the Guarantor and the Subsidiaries (as defined herein), considered as one enterprise.

          (vii) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Offering Memorandum; and the Guarantor is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company, the Guarantor and the Subsidiaries, considered as one enterprise.

          (viii) The Guarantor's only direct subsidiary is the Company. The Company's only subsidiaries are United Business Computers, Inc. ("UBC"), United Stationers Hong Kong Limited ("USHK"), United Worldwide Limited ("UW"), CJS/GT Corporation ("CJS") and 4303 Pleasantville Road Associates, L.P. ("4303" and, together with UBC, USHK, UW and CJS, the "Subsidiaries"). Each Subsidiary is a corporation or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority under such laws to own, lease and operate its properties and conduct its business; and each Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company, the Guarantor and the Subsidiaries, considered as one enterprise. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable. All of the outstanding shares of capital stock of the Company are owned by the Guarantor free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, except as disclosed in the Preliminary Offering Memorandum and the Offering Memorandum. Schedule 1(a)(viii) attached hereto sets forth the Company's ownership of capital stock of each Subsidiary. The Company owns such capital stock of each such Subsidiary free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, except as disclosed in the Preliminary Offering Memorandum and the Offering Memorandum or as set forth in Schedule 1(a)(viii) attached hereto.

          (ix) The table in the Offering Memorandum under the caption "Capitalization," under "Pro Forma at December 31, 1994," sets forth the pro forma
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                                       5

     consolidated capitalization of the Guarantor as of the date indicated therein, as adjusted to give effect to the consummation of the Mergers.

          (x) The Indenture has been duly authorized by the Company and by the Guarantor, will be substantially in the form heretofore delivered to you and, when duly executed and delivered by the Company, the Guarantor and the Trustee, will constitute a valid and binding obligation of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent conveyances or transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Indenture conforms in all material respects to the description thereof in the Offering Memorandum.

          (xi) The Securities have been duly authorized by the Company, and the Guarantee has been duly authorized by the Guarantor. When executed, authenticated, issued and delivered by the Company in the manner provided for in the Indenture and sold and paid for as provided in this Agreement, the Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent conveyances or transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and the Guarantee, when the Indenture has been duly executed and delivered by the Guarantor, will constitute a valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent conveyances or transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and each of the Securities and the Guarantee conforms in all material respects to the descriptions thereof in the Offering Memorandum.

          (xii) The Registration Rights Agreement has been duly authorized by the Company and the Guarantor, will be substantially in the form heretofore delivered to you and, when duly executed and delivered by the Company, the Guarantor and the Initial Purchaser, will constitute a valid and binding obligation of the Company and the Guarantor, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent conveyances or transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Registration Rights Agreement conforms in all material respects to the description thereof in the Offering Memorandum.

          (xiii) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; all of the outstanding shares of capital stock of the Guarantor have been duly authorized and validly issued and are fully paid and non-assessable; no holder thereof is or will be subject to personal liability by reason of being such a holder; and none of the outstanding shares of capital stock of the Guarantor was issued in violation of the preemptive rights of any stockholder of the Guarantor.

          (xiv) Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise, (B) any transaction entered into by the Company, the Guarantor or any Subsidiary, other than in the ordinary course of business, that is material to the Company, the Guarantor and the Subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company or the Guarantor on their capital stock except for dividends declared on the Guarantor's Series A, B and C Preferred Stock effective April 30, 1995.

          (xv) None of the Company, the Guarantor nor any Subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that are disclosed in the Offering Memorandum or that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise. The execution and delivery of the Indenture by the Company and the Guarantor, the execution and delivery of this Agreement by the Company and the Guarantor, the issuance and delivery by the Company of the Securities, the consummation by each of the Company, the Guarantor and each Subsidiary of the transactions contemplated in this Agreement and in the Offering Memorandum, and the compliance by each of the

     Company and the Guarantor with the terms of the Indenture have been duly authorized by all necessary corporate action on the part of each of the Company and the Guarantor and do not and will not result in any violation of the charter or by-laws of the Company, the Guarantor or any Subsidiary, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Guarantor or any Subsidiary under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company, the Guarantor or any Subsidiary is a party or by which it may be bound or to which any of its properties may be subject (except for such violations, conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise) or (B) any existing applicable law, rule, regulation (other than the securities or blue sky laws of any states), judgment, order or decree of any government, governmental authority or court, domestic or foreign, having jurisdiction over the Company, the Guarantor or any Subsidiary or any of their respective properties (except for such violations, conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise).

          (xvi) No authorization, approval, consent, order, registration or qualification of or with any government, governmental instrumentality or court, domestic or foreign (other than under the securities or blue sky laws of the various states), except such authorizations, approvals, consents, orders, registrations or qualifications as have already been obtained, is required for the consummation by the Company, the Guarantor or any Subsidiary of the transactions contemplated in this Agreement and in the Offering Memorandum, and the valid authorization, issuance, sale and delivery of the Securities by the Company, or for the execution, delivery or performance of the Indenture by the Company and the Guarantor.

          (xvii) Except as disclosed in the Offering Memorandum, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company, the Guarantor or any Subsidiary that is required to be disclosed in the Offering Memorandum or that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the properties or assets of the

     Company, the Guarantor and the Subsidiaries, considered as one enterprise, or that could reasonably be expected to adversely affect the consummation of the transactions contemplated by this Agreement, or that seeks to enjoin, invalidate or obtain any award or damages in respect of, the Acquisition; the aggregate of all pending legal or governmental proceedings that are not described in the Offering Memorandum to which the Company, the Guarantor or any Subsidiary is a party or which affect any of their respective properties, including ordinary routine litigation incidental to the business of the Company, the Guarantor or any Subsidiary, would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise.

          (xviii) The Company, the Guarantor and the Subsidiaries each have good and marketable title to all properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as (A) are described in the Offering Memorandum or (B) are neither material in amount nor materially significant in relation to the business of the Company, the Guarantor and the Subsidiaries, considered as one enterprise; all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company, the Guarantor and the Subsidiaries hold properties described in the Offering Memorandum, are in full force and effect, and none of the Company, the Guarantor nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company, the Guarantor or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of such corporation to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xix) The Company, the Guarantor and the Subsidiaries each owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, and none of the Company, the Guarantor nor any Subsidiary has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations.

          (xx) The Company, the Guarantor and the Subsidiaries each owns or possesses, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to carry on its business as presently conducted, and none of the Company, the Guarantor nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names that in the aggregate, if the subject of an unfavorable decision, ruling or finding, could materially adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise.

          (xxi) To the best knowledge of the Company, no labor problem exists with its employees or with employees of the Subsidiaries or is imminent that could reasonably be expected to adversely affect the Company, the Guarantor and the Subsidiaries, considered as one enterprise, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or the Subsidiaries' principal suppliers, contractors or customers that could reasonably be expected to materially adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise.

          (xxii) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Securities.

          (xxiii) All United States federal income tax returns of the Company, the Guarantor and the Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The United States federal income tax returns of the Company through the fiscal year ended August 31, 1990 and of Stationers Distributing Company, Inc. through December 31, 1991 have been settled and no assessment in connection therewith has been made against the Company. The Company, the Guarantor and the Subsidiaries each has filed all other tax returns that are required to have been filed by it pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company, the Guarantor and the Subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise.

          (xxiv) The Company, the Guarantor and the Subsidiaries each maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxv) No event of default exists under any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument constituting Senior Indebtedness (as defined in the Indenture).

          (xxvi) The Company is, and immediately after the Closing Time will be, Solvent. As used herein, the term "Solvent" means, with respect to the Company on a particular date, that on such date (A) the fair market value of the assets of the Company is greater than the total amount of liabilities (including contingent liabilities) of the Company, (B) the present fair salable value of the assets of the Company is greater than the amount that will be required to pay the probable liabilities of the Company on its debts as they become absolute and matured, (C) the Company is able to pay its debts and other liabilities, including contingent obligations, as they mature and (D) the Company does not have an unreasonably small capital.

          (xxvii) Except as would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise, (A) each of the Company, the Guarantor and each Subsidiary is in material compliance with all applicable Environmental Laws, (B) each of the Company, the Guarantor and each Subsidiary has all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened Environmental Claims against the Company, the Guarantor or any Subsidiary, and (D) there are no conditions with respect to any property or operations of the Company, the Guarantor or any Subsidiary that could reasonably be expected to form the basis of an Environmental Claim against the Company, the Guarantor or any Subsidiary.

          For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any applicable United States (or other applicable jurisdiction's) federal, state, provincial, local or municipal statute, law, rule, regulation, ordinance, code, legally binding policy or rule of common law and any applicable judicial or administrative interpretation thereof including any applicable and binding judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any hazardous chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

          (xxviii)  Assuming the accuracy of your representations contained in
     Section 2(d) hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser under, or in connection with the initial resale of such Securities by the Initial Purchaser in accordance with, this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (xxix) None of the Company or any affiliate (as such term is defined in Rule 501(b) of Regulation D under the 1933 Act) of the Company, or any person acting on behalf thereof (other than you, as to whom the Company makes no representation), has engaged in any directed selling efforts (as such term is defined in Regulation S ("Regulation S") under the 1933 Act) with respect to any Securities offered and sold in reliance on Rule 903 of Regulation S, and the Company and such affiliates, and such other persons acting on behalf thereof (other than you and any initial purchasers of the Securities from you), have complied with the offering restrictions requirement of Regulation S with respect to such Securities if any are imposed prior to the Time of Delivery.

          (xxx) The Company has complied and will comply with all the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

          (xxi) The Company and each Subsidiary maintain reasonably adequate insurance covering their respective properties, operations, personnel and business.

          (xxxii) Neither the Company nor the Guarantor is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (b) Any certificate signed by any officer of the Company, the Guarantor or any Subsidiary and delivered to the Initial Purchaser or to counsel for the Initial Purchaser shall be deemed a representation and warranty by the Company to the Initial Purchaser as to the matters covered thereby.

          Section 2.  Sale and Delivery to the Initial Purchaser; Closing.   (a)
                      ---------------------------------------------------
On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, at a purchase price of 97% of the principal amount thereof, plus accrued interest, if any, from May 3, 1995 to the Time of Delivery hereunder, $150,000,000 aggregate principal amount of Securities.

          (b) Securities to be purchased by the Initial Purchaser hereunder, in such authorized denominations and registered in such names as the Initial Purchaser may request upon at least forty-eight hours prior notice to the Company, shall be delivered by or on behalf of the Company to you for the account of the Initial Purchaser, against payment by the Initial Purchaser or on its behalf of the purchase price therefor by wire transfer to the Company's account at The Chase Manhattan Bank (National Association), all at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, at 10:00 a.m., New York time, on May 3, 1995 or at such other time and date as the Initial Purchaser and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery.

          (c) Upon the authorization by the Initial Purchaser of the release of the Securities, the Initial Purchaser proposes to offer the Securities for sale only upon the terms and conditions set forth in the Offering Memorandum.

          (d) The Initial Purchaser represents and warrants that it is an Accredited Investor. The Initial Purchaser agrees with the Company that it (a) will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) and (b) will offer and sell the Securities only upon the terms and conditions set forth in the Offering Memorandum. The Initial Purchaser represents and warrants to and agrees with the Company that the Securities have been and will be offered for sale and will be sold by the Initial Purchaser solely to (i) persons reasonably believed by it to be "qualified institutional buyers" within the meaning of Rule 144A under the Act and/or (ii) a limited number of persons who are institutional "accredited investors" within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Act, and that the Initial Purchaser has not and will not offer the Securities for sale by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act. The Initial Purchaser agrees that, prior to or simultaneously with the confirmation of sale by the Initial Purchaser to any purchaser of any of the Securities purchased by it from the Company pursuant hereto, it shall furnish to that purchaser a copy of the Offering

Memorandum (and any amendment thereof or supplement thereto that the Company shall have furnished to you prior to the date of such confirmation of sale).

          Section 3.  Certain Covenants of the Company.  The Company covenants
                      --------------------------------
with the Initial Purchaser as follows:

          (a) to furnish the Initial Purchaser with copies of the Offering Memorandum in such quantities as the Initial Purchaser may from time to time reasonably request, and if at any time prior to the completion of the sale of the Securities by the Initial Purchaser to third parties any event shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Offering Memorandum is delivered, not misleading, to promptly inform the Initial Purchaser and prepare and furnish without charge to the Initial Purchaser and to any dealer in securities as many copies as the Initial Purchaser may from time to time reasonably request of an amended Offering Memorandum or a supplement to the Offering Memorandum which will correct such statement or omission or effect such compliance and to which the Initial Purchaser shall not have reasonably objected after being furnished copies thereof;

          (b) before amending or supplementing either the Preliminary Offering Memorandum or the Offering Memorandum, to furnish to you a copy of each such proposed amendment and not to use any such proposed amendment or supplement to which you reasonably object.

          (c) promptly from time to time to take such action as the Initial Purchaser may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Initial Purchaser may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the placement of the Securities, provided that in connection therewith
                                          --------
the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (d) none of the Company or any of its affiliates (as such term is defined in Rule 501(b) of Regulation D under the 1933 Act) will offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which could be integrated with the sale of the Securities in a manner that would require the registration of any of the Securities under the 1933 Act;

          (e) during the period from the Time of Delivery to the earlier of (i) three years after the Time of Delivery or (ii) the date of effectiveness of the Registration Statement, the Company will not, and will not permit any of its affiliates (as such term is defined in Rule 144 under the 1933 Act) to, resell any of the Securities that have been reacquired thereby, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the 1933 Act;

          (f) the Company will, so long as any Securities issued by it are outstanding, file on a timely basis with the Commission, to the extent such filings are accepted by the Commission and whether or not the Company has a class of securities registered under the 1934 Act, the annual reports, quarterly reports and other documents that the Company would be required to file if it were subject to Section 13 or Section 15 of the 1934 Act. For a period of five years after the Time of Delivery, the Company will furnish to you copies of all such reports and information, together with such other documents, reports and information as shall be furnished by the Company to the holders of the Securities issued by it;

          (g) each Security will bear the following legend until, in the opinion of counsel for the Company, such legend shall no longer be necessary or advisable because such Security is no longer subject to the restrictions on transfer described therein:

               THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE ISSUER OF THIS SECURITY,
          (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE

          TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT,
          (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (A)(2), (A)(3) OR (A)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY AND THE TRUSTEE AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE;

          (h) except following the effectiveness of the Registration Statement, none of the Company or any affiliate (as such term is defined in Rule 501(b) of Regulation D under the 1933 Act) of the Company, or any person acting on behalf thereof (other than you), will engage in any directed selling efforts (as such term is defined under Regulation S) with respect to any Security, and each of the Company and such affiliates, and such other persons acting on behalf thereof, will comply with the offering restrictions requirement of Regulation S, if any have been imposed;

          (i) not to solicit any offer to buy or offer or sell any Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act;

          (j) for a period of five years following the date hereof, to furnish promptly to the Initial Purchaser copies of each report provided by the Company to the holders of the Securities;

          (k) to comply with all of its agreements set forth in the Registration Rights Agreement and all of its agreements set forth in the representation letter of the Company to DTC relating to the approval of the Securities by DTC for book-entry transfer;

          (l) to use its reasonable best efforts to effect the inclusion of the Securities in PORTAL;

          (m) until completion of the Exchange Offer, to furnish at its expense, upon the request of holders of Securities and prospective purchasers of Securities, information satisfying the requirement of Rule 144A(d)(4);

          (n) The Company has complied and will comply with all the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

          (o) neither it nor the Guarantor will be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under the Investment Company Act;

          (p) to apply the net proceeds from the sale of the Securities for the purposes set forth in the Offering Memorandum; and

          (q) to supply to the Initial Purchaser a solvency letter from Valuation Research Corp. to the effect of Section 1(a)(xxvi) hereof in form and substance reasonably satisfactory to the Initial Purchaser.

          Section 4.  Payment of Expenses.   The Company and Guarantor will
                      -------------------
jointly and severally pay and bear all costs and expenses incident to the performance of their obligations under this Agreement, including (a) the preparation and printing of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Initial Purchaser, (b) the preparation, printing and distribution of this Agreement, the Indenture, the Registration Rights Agreement, the Securities, the Blue Sky Survey and the Legal Investment Survey,
(c) the delivery of the Securities to the Initial Purchaser, (d) the fees and disbursements of the Company's counsel and accountants, (e) the qualification of the Securities under the applicable securities laws in accordance with Section 3(b) and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and fees and disbursements of counsel for the Initial Purchaser in connection therewith and in connection with the Blue Sky Survey and the Legal Investment Survey, (f) any fees charged by rating agencies for rating the Securities, (g) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the

Indenture and the Securities, (h) all fees and expenses in connection with the registration of the Securities in accordance with the Registration Rights Agreement, (i) all fees and expenses in connection with the designation of the Securities as PORTAL securities, (j) fees and disbursements of Valuation Research Corp. in connection with the solvency letter required by Section 5(g), and (k) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section.

          If this Agreement is terminated by the Initial Purchaser in accordance with the provisions of Section 5 or 9(a)(i), the Company shall reimburse the Initial Purchaser for all its out-of-pocket expenses, including the fees and disbursements of counsel for the Initial Purchaser.

          Section 5.  Conditions of Initial Purchaser's Obligations.  The
                      ---------------------------------------------
obligations of the Initial Purchaser to purchase and pay for the Securities that it has agreed to purchase hereunder are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company, the Guarantor or any Subsidiary delivered pursuant to the provisions hereof, to the performance by the Company and the Guarantor of their respective obligations hereunder, and to the following further conditions:

          (a) At the Closing Time, you shall have received a signed opinion of Weil, Gotshal & Manges, counsel for the Company and the Guarantor, dated as of the Closing Time, in form and substance satisfactory to counsel for the Initial Purchaser, to the effect that:

               (i) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

               (ii) All of the outstanding shares of the Guarantor's capital stock are duly authorized, validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and have not been issued in violation of any preemptive rights of any stockholder of the Guarantor.

               (iii) The execution, delivery and performance of the Indenture, the Registration Rights Agreement and this Agreement by the Guarantor have been duly authorized by all necessary corporate action on the part of the Guarantor. Each of the Indenture, the Registration Rights Agreement and this Agreement has been duly and validly executed and delivered by the Guarantor and (assuming the due authorization, execution and delivery thereof by each of the other parties thereto, including the Company) constitutes the legal, valid and binding obligation of the Guarantor and the Company, as applicable, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors rights and remedies generally, and subject as to enforceability to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution under this Agreement and the Registration Rights Agreement may be limited by federal or state securities laws or public policy relating thereto and subject to the qualification that such counsel expresses no opinion as to the effect on the Indenture or this Agreement of the laws of any jurisdiction other than federal law and the laws of the States of New York and Texas wherein any purchaser of the Securities may be located or wherein enforcement of the Indenture or the Purchase Agreement may be sought which limits the rate of interest legally chargeable or collectible.

               (iv) Assuming the due authorization and execution of the Securities by the Company, the Securities, when duly authenticated by the Trustee in accordance with the terms of the Indenture and duly delivered against receipt of payment therefor in accordance with the terms of this Agreement, will constitute the legal, valid and binding obligation of the Company, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and subject to the qualification that such counsel expresses no opinion as to the effect on the Securities of the laws of any jurisdiction other than federal law and the laws of the States of New York and Texas wherein any purchaser of the Securities may be located or wherein enforcement may be sought which limits the rate of interest legally chargeable or collectible.

               (v) The execution and delivery of this Agreement, the Indenture and the Registration Rights Agreement by the Company and the Guarantor, the issuance and delivery of the Securities by the Company and the consummation by the Company and the Guarantor of the transactions contemplated thereby and compliance by the Company and the Guarantor with any of the provisions thereof will not (a) conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or by-laws of the Guarantor, United Business Computers, Inc. or the Subsidiaries,

          (ii) any of the terms, conditions or provisions of any document, agreement or other instrument to which the Guarantor, the Company or any Subsidiary is a party or by which it is bound of which we are aware (except for such conflicts, defaults or violations that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise), (iii) any New York, Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws, as to which such counsel expresses no opinion) or (iv) any judgment, writ, injunction, decree, order or ruling of any court or government authority binding on the Company, the Guarantor or any Subsidiary of which such counsel is aware or (b) result in the creation of any lien on any of the material assets or properties of the Company, the Guarantor or any Subsidiary pursuant to any material agreement to which the Company, the Guarantor or any Subsidiary is a party of which we are aware.

               (vi) The Indenture, the Securities, the Registration Rights Agreement, the Credit Agreement, dated as of March 30, 1995, among the Company, the Guarantor, The Chase Manhattan Bank (National Association), and the lenders party thereto, and Article Fourth of the Restated Certificate of Incorporation of the Guarantor, as amended to the date hereof, conform in all material respects to the descriptions thereof in the Offering Memorandum.

               (vii) No consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by the Company of the Securities or for the execution, delivery or performance of the Indenture by the Company and the Guarantor, except for federal and state securities or blue sky laws, as to which such counsel expresses no opinion in this paragraph
          (vii).

               (viii) Except as disclosed in the Offering Memorandum, to our knowledge, there is no litigation, proceeding or governmental investigation pending or overtly threatened against the Company or the Guarantor or any of the Subsidiaries that relates to any of the transactions contemplated by the Agreement, the Indenture, the Securities and the Registration Rights Agreement or which, if adversely determined, would have a material adverse effect on the business, assets or financial condition of the Guarantor, the Company and the Subsidiaries taken as a whole or on the ability of either the Guarantor or the Company to perform its respective obligations under the Agreement, the Indenture, the Securities and the Registration Rights

          Agreement to which it is a party or to consummate the transactions contemplated by the Offering Memorandum.

               (ix) Such counsel has participated in conferences with officers and other representatives of the Guarantor and the Company and representatives of the independent public accountants for the Guarantor and the Company in connection with the preparation of the Offering Memorandum and although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except to the extent specified in the foregoing opinion) no facts have come to such counsel's attention which lead such counsel to believe that the Offering Memorandum, at any time from the date thereof through the Time of Delivery, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no view with respect to the financial statements and related notes, the projections and the other financial, statistical and accounting data included in or appended as exhibits to the Offering Memorandum).

     Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the Securities pursuant to this Agreement as counsel for the Initial Purchaser may reasonably request no less than two business days prior to the Time of Delivery. Such counsel may also state that, insofar as such opinion involves factual matters, such counsel has relied, to the extent such counsel deems proper, upon certificates of officers of the Company, the Guarantor and the Subsidiaries and certificates of public officials; provided that copies of such certificates have been delivered to the Initial Purchaser.

          (b) At the Closing Time, you shall have received a signed opinion of Altheimer & Gray, local counsel for the Company and the Guarantor, dated as of the Closing Time, in form and substance satisfactory to counsel for the Initial Purchaser, to the effect that:

               (i) The Company is a corporation organized, validly existing, and in good standing under the laws of the State of Illinois with the corporate power and authority to own, lease and operate its properties and conduct its business as described in the Offering Memorandum.

               (ii) The Company is qualified to transact business as a foreign corporation in good standing in the states listed on Schedule 1 thereto.

               (iii) All of the outstanding shares of stock of the Company are held by the Guarantor and have been duly authorized, validly issued, fully paid and non-assessable.

               (iv) Each of the Indenture, the Securities, the Registration Rights Agreement and this Agreement have been duly authorized and executed by the Company.

               (v) No authorization, approval, consent or license of any government or government instrumentality (other than under any securities or blue sky laws) is required for the valid authorization, issuance, sale and delivery of the Securities.

               (vi) The execution and delivery of this Agreement, the Indenture and the Registration Rights Agreement by the Company, the issuance and delivery of the Securities, the consummation by the Company of the transactions contemplated thereby in the Offering Memorandum and compliance by the Company with the terms of this Agreement, the Indenture and the Registration Rights Agreement do not and will not result in any violation of the charter or by-laws of the Company.

          (c) At the Closing Time, you shall have received the favorable opinion of Shearman & Sterling, counsel for the Initial Purchaser, dated as of the Closing Time, to the effect that the opinion delivered pursuant to Sections 5(a) appears on its face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you, and with respect to the incorporation and legal existence of the Company, the incorporation and legal existence of the Guarantor, the Securities, this Agreement, the Indenture, the Registration Rights Agreement, the Preliminary Offering Memorandum, the Offering Memorandum and such other related matters as you may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company, the Guarantor and the Subsidiaries and certificates of public officials; provided that such certificates have been delivered to the Initial Purchaser.

          (d) At the Closing Time, (i) the Offering Memorandum, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
     (ii) there shall not have been, since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding shall be pending or, to the knowledge of the Company, threatened against the Company, the Guarantor or any Subsidiary that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise other than as set forth in the Offering Memorandum and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company, the Guarantor or any Subsidiary before or by any government, governmental instrumentality or court, domestic or foreign, that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise, other than as set forth in the Offering Memorandum, (iv) the Company and the Guarantor shall have complied with all agreements and satisfied all conditions on their respective parts to be performed or satisfied at or prior to the Closing Time, (v) no event of default shall exist under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument constituting Senior Indebtedness (as defined in the Indenture) and (vi) the other representations and warranties of the Company set forth in Section 1(a) shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate of the President or a Vice President, and the Chief Financial Officer, Treasurer or Controller, of the Company and the Guarantor, dated as of the Closing Time, to such effect.

          (e) You shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Arthur Andersen LLP, the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information (other than pro forma financial information) contained in the Offering Memorandum;

          (f) You shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Ernst & Young LLP, the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants "comfort letters" to underwriters with respect to the pro forma financial information contained in the Offering Memorandum;

          (g) You shall have received a solvency letter from Valuation Research Corp. to the effect of Section 1(a)(xxvi) hereof in form and substance reasonably satisfactory to you.

          (h) at the Time of Delivery, the Registration Rights Agreement shall have been duly executed and delivered by the Company and the Guarantor.

          (i) At the Closing Time, counsel for the Initial Purchaser shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated in this Agreement and the matters referred to in Section 5(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Securities as contemplated in this Agreement shall be reasonably satisfactory in form and substance to the Initial Purchaser and to counsel for the Initial Purchaser.

               Section 6.  Indemnification.  (a)  The Company and the Guarantor
                           ---------------
each agree jointly and severally to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company or the Guarantor; and

          (iii) against any and all expense whatsoever, as incurred (including fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any loss,
- --------  -------
liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto); and provided,
                                                                      --------
further, that the Company will not be liable to the Initial Purchaser or any
- -------
person controlling the Initial Purchaser with respect to any such untrue statement or omission made in any preliminary prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from the Initial Purchaser in reliance upon a preliminary prospectus but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as so amended or supplemented) is required by the 1933 Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3 of this Agreement.

          (b) The Initial Purchaser agrees to indemnify and hold harmless the Company and the Guarantor, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity agreement in Section (a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in any preliminary offering memorandum or the Offering Memorandum (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser expressly for use in such preliminary offering memorandum or the Offering Memorandum (or any amendment or supplement thereto).

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          Section 7.  Contribution.  In order to provide for just and equitable
                      ------------
contribution in circumstances under which the indemnity provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Guarantor on the one hand and the Initial Purchaser on the other shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company and the Initial Purchaser, as incurred, in such proportions that the Initial Purchaser is responsible for that portion represented by the percentage that the Initial Purchaser's discount appearing on the cover page of the Offering Memorandum bears to the price to investors appearing thereon, and the Company and the Guarantor are responsible for the balance; provided, however, that no person guilty of fraudulent
         --------  -------
misrepresentation (within the meaning of Section 1(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Initial Purchaser within the meaning of Section 5 of the 1933 Act shall have the same rights to contribution as the Initial Purchaser, and each person, if any, who controls the Company or the Guarantor within the meaning of
Section 5 of the 1933 Act shall have the same rights to contribution as the Company and the Guarantor.

          Section 8.  Representations, Warranties and Agreements to Survive
                      -----------------------------------------------------
Delivery.  The representations, warranties, indemnities, agreements and other
- --------
statements of the Company, the Guarantor, the Initial Purchaser, or their respective officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, the Guarantor, the Initial Purchaser or any person who controls the Company, the Guarantor or the Initial Purchaser within the meaning of Section 5 of the 1933 Act and will survive delivery of and payment for the Securities.

          Section 9.  Termination of Agreement.  (a)  The Initial Purchaser may
                      ------------------------
terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, the Guarantor and the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the Initial Purchaser's judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities or
(iii) if trading in any securities of the Company or the Guarantor has been suspended by the Commission or the National Association of Securities Dealers, Inc., or if trading generally on either the American Stock Exchange or the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority or (iv) if a banking moratorium has been declared by either federal, New York or Illinois authorities.

          (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Sections 6, 7 and 8 shall remain in effect.

          Section 10.  Notices.  All statements, requests, notices, and
                       -------
agreements hereunder shall be in writing, and if to the Initial Purchaser shall be delivered or sent by mail, telex or facsimile transmission to Chase Securities, Inc., at One Chase Manhattan Plaza, New York, New York 10081,
Attention: Syndicate Desk; if to the Company or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company and the Guarantor set forth in the Offering Memorandum, Attention:
Secretary.

          Section 11.  Parties.  This Agreement is made solely for the benefit
                       -------
of the Initial Purchaser, the Company, the Guarantor and, to the extent expressed, any person who controls the Company, the Guarantor or the Initial Purchaser within the meaning of Section 15 of the 1933 Act, and their respective executors, administrators, successors and assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the Initial Purchaser of the Securities.

          Section 12.  Governing Law and Time.  This Agreement shall be governed
                       ----------------------
by the laws of the State of New York. Specified times of the day refer to New York City time.

          Section 13.  Counterparts.  This Agreement may be executed in one or
                       ------------
more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

          If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by the Initial Purchaser, this instrument will become a binding agreement among the Company, the Guarantor and the Initial Purchaser in accordance with its terms.

                                   Very truly yours,

                                   UNITED STATIONERS SUPPLY CO.

                                   By:
                                      -------------------------------
                                      Name:
                                      Title:

                                   UNITED STATIONERS INC.

                                   By:
                                      -------------------------------
                                      Name:
                                      Title:

Accepted as of the date hereof:

CHASE SECURITIES, INC.


By:
   --------------------------------
   Name:
   Title:

                                                             Schedule 1(a)(viii)



          The Company owns all of the outstanding capital stock of each of USHK, UWL and CJS. The Company owns 55 shares of UBC common stock directly of record, as well as 22 shares of UBC common stock subject to the right of T.J. Crayne, the other holder of UBC common stock, to receive such shares in the event that UBC meets certain performance criteria. As of April 26, 1995, 122 shares of UBC common stock were outstanding. CJS owns an 83% interest in 4303.

                                                                       EXHIBIT A


                     FORM OF REGISTRATION RIGHTS AGREEMENT



     ----------------------------------------------------------------------



                         Registration Rights Agreement

                         Dated as of ____________, 1995


                                     among


                            United Stationers Inc.,

                          United Stationers Supply Co.

                                      and


                             Chase Securities, Inc.



     ----------------------------------------------------------------------

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into May 3, 1995 among UNITED STATIONERS SUPPLY CO., an Illinois corporation (the "Company"), UNITED STATIONERS INC. ("United"), a Delaware corporation, and CHASE SECURITIES, INC. (the "Initial Purchaser").

     This Agreement is made in connection with the Purchase Agreement dated April 26, 1995 among the Company, United and the Initial Purchaser (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchaser of an aggregate of $150,000,000 principal amount of the Company's
12 3/4% Senior Subordinated Notes due 2005 (the "Securities"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchaser and its direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

     1.   Definitions.  As used in this Agreement, the following capitalized
          -----------
defined terms shall have the following meanings:

          "1933 Act" shall mean the Securities Act of 1933, as amended from time
           --------
     to time.

          "1934 Act" shall mean the Securities Exchange Act of 1934, as amended
           --------
     from time to time.

          "Closing Date" shall mean the Closing Date as defined in the Purchase
           ------------
     Agreement.

          "Company" shall have the meaning set forth in the preamble and also
           -------
     includes the Company's successors.

          "Depositary" shall mean The Depository Trust Company, or any other
           ----------
     depositary appointed by the Company; provided, however, that such
                                          --------  -------
     depositary must have an address in the Borough of Manhattan, in the City of New York.

          "Exchange Offer" shall mean the exchange offer by the Company of
           --------------
     Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

          "Exchange Offer Registration" shall mean a registration under the 1933
           ---------------------------
     Act effected pursuant to Section 2(a) hereof.

          "Exchange Offer Registration Statement" shall mean an exchange offer
           -------------------------------------
     registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchange Securities" shall mean ___% Senior Subordinated Notes due
           -------------------
     2005 issued by the Company under the Indenture containing terms identical to the Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from the date of their original issue, (ii) the transfer restrictions thereon shall be eliminated and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

          "Holders" shall mean the Initial Purchaser, for so long as it owns any
           -------
     Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture.

          "Indenture" shall mean the Indenture relating to the Securities dated
           ---------
     as of April ___, 1995 between the Company, United and The Bank of New York, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

          "Initial Purchaser" shall have the meaning set forth in the preamble.
           -----------------

          "Majority Holders" shall mean the Holders of a majority of the
           ----------------
     aggregate principal amount of outstanding Registrable Securities; provided
                                                                       --------
     that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage or amount.

          "Person" shall mean an individual, partnership, corporation, trust or
           ------
     unincorporated organization, or a government or agency or political subdivision thereof.

          "Prospectus" shall mean the prospectus included in a Registration
           ----------
     Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "Purchase Agreement" shall have the meaning set forth in the preamble.
           ------------------

          "Registrable Securities" shall mean the Securities; provided, however,
           ----------------------                             --------  -------
     that Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been disposed of pursuant to such Registration Statement, (ii) such Securities shall be entitled to be sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act, (iii) such Securities shall have ceased to be outstanding or (iv) such Securities have been exchanged for Exchange Securities upon consummation of the Exchange Offer.

          "Registration Expenses" shall mean any and all expenses incident to
           ---------------------
     performance of or compliance by the Company and United with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of one counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities), (iii) all printers' fees and expenses with respect to word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws; (vi) the fees and disbursements of the Trustee and its counsel and any escrow agent or custodian; (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, (viii) the fees and disbursements of counsel for the Company and, in the case of a Shelf Registration statement required to be filed under Section 2(b)(i),
     (ii) or (iii), the reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchaser); (ix) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and (x) in the case of a Shelf Registration statement required to be filed under Section 2(b)(i), (ii) or (iii), any reasonable disbursements of the underwriters customarily required to be paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement, but excluding fees of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders (other than fees and expenses set forth in clause (viii) above) and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

          "Registration Statement" shall mean any registration statement of the
           ----------------------
     Company which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Shelf Registration" shall mean a registration effected pursuant to
           ------------------
     Section 2(b) hereof.

          "Shelf Registration Statement" shall mean a "shelf" registration
           ----------------------------
     statement of the Company pursuant to the provisions of Section 2(b) hereof which covers all of the Registrable Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Trustee" shall mean the trustee with respect to the Securities under
           -------
     the Indenture.

          2.   Registration Under the 1933 Act.  (a)  Exchange Offer
               -------------------------------        --------------
Registration.  To the extent not prohibited by any applicable law or applicable
- ------------
interpretation of the Staff of the SEC, the Company shall use its best efforts
(i) to file within 30 days after the Closing Date an Exchange Offer Registration Statement covering the offer by the Company to the Holders to exchange all of the Registrable Securities for Exchange Securities, (ii) to cause such Exchange Offer Registration Statement to be declared effective by the SEC within 120 days after the Closing Date, (iii) to cause such Registration Statement to remain effective until the closing of the Exchange Offer and (iv) to consummate the Exchange Offer within 150 days following the Closing Date. The Exchange Securities will be issued under the Indenture. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder (other than Participating Broker-Dealers (as defined in Section 3(f) hereof) eligible and electing to exchange Registrable Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the 1933 Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing the Exchange Securities) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the 1933 Act.

          In connection with the Exchange Offer, the Company shall:

          (i) mail to each Holder, at its address reflected on the security register, a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal (a "Letter of Transmittal") and related documents;

          (ii) keep the Exchange Offer open for not less than 30 calendar days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

          (iii) permit Holders to withdraw tendered Registrable Securities at any time prior to the close of business, New York City time, on the last business day on which the Exchange Offer shall remain open, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing his election to have such Securities exchanged; and

          (iv) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

          As soon as practicable after the close of the Exchange Offer, the Company shall:

          (i) accept for exchange Registrable Securities duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the Letter of Transmittal;

          (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities so accepted for exchange by the Company; and

          (iii) cause the Trustee promptly to authenticate and deliver Exchange Securities to, or upon the instructions of, each Holder of Registrable Securities equal in principal amount to the Registrable Securities of such Holder so accepted for exchange.

          Interest on each Exchange Security will accrue from the last date on which interest was paid on the Registrable Securities surrendered in exchange therefor or, if no interest has been paid on the Registrable Securities, from the date of its original issue. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the Staff of the SEC. Each Holder of Registrable Securities (other than Participating Broker-Dealers) who wishes to exchange such Registrable Securities for Exchange Securities in the Exchange Offer will be required to represent that
(i) it is not an affiliate of United or the Company, (ii) any Exchange Securities to be received by it were acquired in the ordinary course of its business and (iii) at the time of the commencement of the Exchange Offer, it has no arrangement with any person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Securities. The Company shall inform the Initial Purchaser of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchaser shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

          (b) Shelf Registration.  (i) If, because of any change in law or
              ------------------
applicable interpretations thereof by the Staff of the SEC, the Company is not permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof,
(ii) upon the request of the Initial Purchaser (with respect to any Registrable Securities which it acquired directly from the Company) within 30 calendar days after the Closing Date if the Initial Purchaser shall hold Registrable Securities which it acquired directly from the Company and if the Initial Purchaser is not permitted, in the opinion of counsel to the Initial Purchaser addressed to the

Company (which counsel shall be reasonably acceptable to the Company), pursuant to applicable law or applicable interpretation of the Staff of the SEC to participate in the Exchange Offer, or (iii) if any Holder other than the Initial Purchaser is not eligible to participate in the exchange offer due to a change in law or the applicable interpretation of the staff of the Commission and such holder so notifies the Company, the Company shall, at its cost,

          (A) as promptly as practicable, file with the SEC a Shelf Registration Statement relating to the offer and sale of the Registrable Securities (limited solely to the Initial Purchaser if clause (ii) alone applies) by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders of such Registrable Securities and set forth in such Shelf Registration Statement, and use its best efforts to cause such Shelf Registration Statement to be declared effective by the SEC by the later of (1) 120 days after the Closing Date and (2) 45 days after publication of the change in law or interpretation. In the event that the Company is required to file a Shelf Registration Statement upon the request of the Initial Purchaser pursuant to clause (ii) above, the Company shall file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) hereof with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchaser after completion of the Exchange Offer;

          (B) use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of (i), in the case of clause 2(b)(i) above, three years from the date the Shelf Registration Statement is declared effective by the SEC, or (ii) in the case of clauses 2(b)(ii) and 2(b)(iii) above, three years after the closing date, or in any case such shorter period which will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding; and

          (C) notwithstanding any other provisions hereof, use its best efforts to ensure that (i) any Shelf Registration Statement complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

          The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement if reasonably requested by the Majority Holders with respect to information relating to the Holders and otherwise as required by
Section 3(b) below, to use all reasonable efforts to cause any such amendment to become effective and such Shelf

Registration to become usable as soon as thereafter practicable and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          (c) Expenses.  The Company shall pay all Registration Expenses in
              --------
connection with the registration pursuant to Section 2(a) or 2(b).

          (d) Effective Registration Statement.  An Exchange Offer Registration
              --------------------------------
Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if,
                                                  --------  -------
after it has been declared effective, the offering of Registrable Securities pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

          (e) Increase in Interest Rate.  In the event that (i) the Exchange
              -------------------------
Offer Registration Statement is not filed with the SEC on or prior to the 30th calendar day after the Closing Date (unless changes in law or the applicable interpretation of the staff of the Commission do not permit the Company to effect the Exchange Offer, in which case clause (iv) shall apply), (ii) the Exchange Offer Registration Statement is not initially declared effective on or prior to the 120th calendar day after the Closing Date (unless changes in law or the applicable interpretation of the staff of the Commission do not permit the Company to effect the Exchange Offer, in which case clause (iv) shall apply) or
(iii) the Exchange Offer is not consummated on or prior to the 150th day after the Closing Date (unless changes in law or the applicable interpretation of the staff of the Commission do not permit the Company to effect the Exchange Offer, in which case clause (iv) shall apply) or (iv) a Shelf Registration Statement required under Section 2(b)(i) hereof with respect to the Registrable Securities is not initially declared effective on or prior to the later of 120th calendar day after the Closing Date or the 45th calendar day after the publication of the change in law or interpretation, the interest rate borne by the Securities shall be increased by one-half of one percent per annum following such 30-day period in the case of clause (i) above, such 120-day period in the case of clause (ii) above, such 150-day period in the case of clause (iii) above or such 120-day or 45-day period in the case of clause (iv) above (as applicable); provided that
                                                                --------
the aggregate increase in such interest rate will in no event exceed one-half of one percent per annum. Immediately upon (A) the filing of the Exchange Offer Registration Statement after the 30-day period described in clause (i) above,
(B) the effectiveness of the Exchange Offer Registration Statement after the 120-day period described in clause (ii) above, (C) the consummation of the Exchange Offer after the 150-day period described in clause (iii) above or (D) the effectiveness of a Shelf Registration Statement after such 120-day or 45-day period described in clause (iv) above (as applicable), the interest rate borne by the Securities from the date of such filing, effectiveness or consummation, as the case may be, will be reduced to the original interest rate.

          (f) Specific Enforcement.  Without limiting the remedies available to
              --------------------
the Initial Purchaser and the Holders, the Company acknowledges that any failure by the

Company to comply with its obligations under Section 2(a) and Sections 2(b) hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under
Section 2(a) and Section 2(b) hereof.

          (g) Acknowledgment of Holders.  Each Holder shall be deemed to have
              -------------------------
agreed that any broker-dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer must comply with the registration and prospectus delivery requirements of the 1933 Act in connection with secondary resale transactions and that such secondary resale transactions should be covered by an effective registration statement.

          3.   Registration Procedures.   In connection with the obligations of
               -----------------------
the Company with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company shall:

          (a) prepare and file with the SEC a Registration Statement, within the time period specified in Section 2 hereof, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed if required pursuant to Rule 424 under the 1933 Act; comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof; and keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to Exchange Securities or Registrable Securities;

          (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities, at least five days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holders that the distribution of Registrable Securities will be made in accordance with the method elected by the Majority Holders; and (ii) furnish to each Holder of Registrable Securities, to counsel for the Initial Purchaser, to counsel for the Holders and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) subject to the last paragraph of Section 3 hereof, hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale in accordance with applicable law of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

          (d) use its best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with the Holders in connection with any filings required to be made with the NASD, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the
                                                  --------  -------
Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject;

          (e) in the case of a Shelf Registration, notify each Holder of Registrable Securities and counsel for the Initial Purchaser promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vii) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

          (f) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a

Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchaser and its counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) and make representatives of the Company as shall be reasonably requested by the Initial Purchaser and their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) available for discussion of such document and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Initial Purchaser and its counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchaser or its counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) shall reasonably object unless counsel for the Company advises the Company that such filing by the Company is required under applicable law;

          (g) (i) in the case of an Exchange Offer, furnish counsel for the Initial Purchaser and (ii) in the case of a Shelf Registration, furnish counsel for the Holders of Registrable Securities copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

          (h) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable and provide immediate notice to each Holder of the withdrawal of any such order;

          (i) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and cause such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least two business days prior to the closing of any sale of Registrable Securities;

          (k) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts, each as contemplated by Section 3(e)(vi) hereof, use its best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such numbers of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request;

          (l) obtain a CUSIP number for all Exchange Securities, or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Securities or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

          (m) (i) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Securities, or Registrable Securities, as the case may be,
(ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

          (n) in the case of a Shelf Registration, enter into agreements (including customary underwriting agreements) and take all other customary and appropriate actions (including those reasonably requested by the Majority Holders) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

          (i) to the extent possible, make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

          (ii) obtain opinions of counsel to the Company and, subject to the proviso in the first sentence of the last paragraph of this clause (n), updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Majority Holders of the Registrable Securities being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

          (iii) obtain "cold comfort" letters and, subject to the proviso in the first sentence of the last paragraph of this clause (n), updates thereof from the Company's independent certified public accountants addressed to the underwriters, if any, and use reasonable best efforts to have such letter addressed to the selling Holders of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings;

          (iv) enter into a securities sales agreement with the Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Registrable Securities, which agreement shall be in form, substance and scope customary for similar offerings;

          (v) if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in
     Section 6 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section; and

          (vi) deliver such other documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings.

The above shall be done at (i) the effectiveness of such Registration Statement (and, if appropriate, each post-effective amendment thereto) and (ii) each closing under any underwriting or similar agreement as and to the extent required thereunder; provided that the updates referred to in clauses (ii) and
                     --------
(iii) of this paragraph (n) shall only be required in the case of (A) any closing with respect to sales under such Shelf Registration Statement of Securities having a principal amount of $7.5 million or more or, if the Initial Purchaser shall waive such updates under clause (A), then (B) in the case of up to three such closings. In the case of any underwritten offering, the Company shall provide written notice to the Holders of all Registrable Securities of such underwritten offering at least 30 days prior to the filing of a prospectus supplement for such underwritten offering. Such notice shall (x) offer each such Holder the right to participate in such underwritten offering, (y) specify a date, which shall be no earlier than 10 days following the date of such notice, by which such Holder must inform the Company of its intent to participate in such underwritten offering and (z) include the instructions such Holder must follow in order to participate in such underwritten offering;

          (o) in the case of a Shelf Registration, make available for inspection by one representative appointed by the Majority Holders of the Registrable Securities and any underwriters participating in any disposition pursuant to a Shelf Registration Statement and one counsel or accountant retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by any such persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with a Registration Statement; provided, however, that any records, information or
                        --------  -------
documents that are designated by the Company as confidential at the time of delivery of such records, information or documents shall be kept confidential by such persons, unless (i) such records, information or documents are in the public domain or otherwise publicly available;

(ii) disclosure of such records, information or documents is required by court or administrative order, provided that such person will, promptly upon learning that disclosure of such information is sought in a court of competent jurisdiction, give notice to the Company so that the Company may at its expense undertake appropriate action to prevent disclosure of the information deemed to be confidential, (iii) disclosure of such records, information or documents, in the opinion of counsel to such person, is otherwise required by law (including, without limitation, pursuant to the requirements of the 1933 Act) or (iv) upon the advice of counsel, disclosure of such records, information or documents is necessary to avoid or correct a misstatement or omission in the Registration Statement;

          (p) in the case of a Shelf Registration, use its best efforts to cause all Registrable Securities to be listed on any securities exchange on which similar debt securities issued by the Company are then listed if requested in writing by the Majority Holders or by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any;

          (q) in the case of a Shelf Registration, use its best efforts to cause the Registrable Securities to be rated with the appropriate rating agencies, if so requested by the Majority Holders or by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any, unless the Registrable Securities are already so rated;

          (r) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and

          (s) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter and its counsel.

          In the case of a Shelf Registration Statement, the Company may (as a condition to such Holder's participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

          In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in
Section 3(e)(ii)-(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in its possession or certify in writing that such copies have been destroyed, in each case other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Shelf Registration Statement as a result of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(vi) hereof, the Company shall be deemed to have used its best efforts to keep the Shelf Registration Statement effective during such period of suspension provided that the Company shall use its best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Shelf Registration Statement and shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

          4.   Underwritten Registrations.  If any of the Registrable Securities
               --------------------------
covered by any Shelf Registration are to be sold in an underwritten offering as contemplated by Section 3 hereof, the investment banker or investment bankers and manager or managers (and their counsel) that will manage the offering will be agreed to by the Company and the Majority Holders of such Registrable Securities included in such offering.

          No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes, executes and delivers all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required of such Holder under the terms of such underwriting arrangements.

          5.   Participation of Broker-Dealers in Exchange Offer
               -------------------------------------------------

          (a) The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Registrable Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the 1933 Act in connection with any resale of such Exchange Notes.

          The Company understands that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the 1933 Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

          (b) In light of the above, notwithstanding any other provision of this Agreement, the Company agrees (x) that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such modifications thereto as may be, reasonably requested by the Initial Purchaser or one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 5(a) above and (y) without limiting the preceding clause (x), to maintain the effectiveness of the Registration Statement for such purposes for the earlier of one year or until such Participating Broker Dealers have sold all Exchange Securities (as determined in accordance with FIFO accounting), but in any event only if applicable interpretations of the Staff continue to require Prospectus delivery; provided that:
                                         --------

          (i) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(k), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the last paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 5; and

          (ii) the application of the Shelf Registration procedures set forth in
     Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company by the Initial Purchaser or with the reasonable request in writing to the Company by one or more broker-dealers who certify to the Initial Purchaser and the Company in writing that they anticipate that they will be Participating Broker-Dealers; and provided
                                                                    --------
     further that, in connection with such application of the Shelf Registration
     -------
     procedures set forth in Section 3 to an Exchange Offer Registration, the Company shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be the Initial Purchaser unless it elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchaser unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

          (c) The Initial Purchaser shall have no liability to the Company or any Holder with respect to any request that it may make pursuant to this Section 5.

          Section 6.  Indemnification.  (a)  The Company and United each agree
                      ---------------
jointly and severally to indemnify and hold harmless the Initial Purchaser, each Holder, including Participating Broker Dealers, each underwriter who participated in an offering of the Registrable Securities and each person, if any, who controls such parties within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any loss,
- --------  -------
liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or United by the Initial Purchaser expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that the Company
                                          --------  -------
will not be liable to the Initial Purchaser or any person controlling the Initial Purchaser with respect to any such untrue statement or omission made in any preliminary prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from the Initial Purchaser in reliance upon a preliminary prospectus but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as so amended or supplemented) is required by the 1933 Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3 of this Agreement.

          (b) The Initial Purchaser agrees to indemnify and hold harmless each of the Company, United and each person, if any, who controls the Company or United within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity agreement in Section (a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or United by the Initial Purchaser expressly for use in the Registration Statement (or any amendment thereto), or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) In the case of a Shelf Registration, each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, United, the Initial Purchaser, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act, against any and all losses, liabilities, claims, damages and expenses described in the indemnity contained in (a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or United by such Holder, expressly for use in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendment or supplement thereto); provided, however, that no
                                                     --------  -------
such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

          (d) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          (e) In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in this Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, United and the Initial Purchaser shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company, United and the Initial Purchaser, as incurred, in such proportions that the Initial Purchaser is responsible for that portion represented by the percentage that the initial purchaser's discount appearing on the cover page of the Prospectus bears to the price to investors appearing thereon, and the Company and United are responsible for the balance; provided, however, that no
                                                    --------  -------
person guilty of fraudulent misrepresentation (within the meaning of Section 1(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Initial Purchaser within the meaning of
Section 5 of the 1933 Act shall have the same rights to contribution as the Initial Purchaser, and each director of the Company or United, each officer of the Company or United who signed the Registration Statement, and each person, if any, who controls the Company or United within the meaning of Section 5 of the 1933 Act shall have the same rights to contribution as the Company or United.

          7.   Miscellaneous.  (a)  Rule 144 and Rule 144A.  Regardless of
               -------------        ----------------------
whether the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company covenants that it will file the reports that would be required to be filed by it under Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder if such Sections were applicable to it, and that if it ceases to be permitted to file such reports, it will upon the request of any Holder of Registrable Securities (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act and (ii) deliver such information to a prospective purchaser as is reasonably necessary to permit sales pursuant to Rule 144A under the 1933 Act, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (x) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (y) Rule 144A under the 1993 Act, as such Rule may be amended from time to time, or (z) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          (b) No Inconsistent Agreements.  Neither the Company or United has
              --------------------------
entered into nor will the Company or United on or after the date of this Agreement enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise
conflicts with the provisions hereof.   The Company and United represent and
warrant that the rights granted to the Holders hereunder do not conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

          (c) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; provided, however, that no amendment, modification,
                     --------  -------
supplement or waiver or consent to any departure from the provisions of Section 6 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

          (d) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery
(i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 7(d), which address initially is, with respect to the Initial Purchaser, the address set forth in the Purchase Agreement and (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

          All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee, at the address specified in the Indenture.

          (e) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to
                                --------
permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

          (f) Third Party Beneficiary.  The Initial Purchaser shall be third
              -----------------------
party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

          (g) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (i) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS PERFORMED ENTIRELY IN THAT STATE.

          (j) Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                            UNITED STATIONERS INC.


                            By:
                               ---------------------------------------
                               Name:
                               Title:


                            UNITED STATIONERS SUPPLY CO.


                            By:
                               ---------------------------------------
                               Name:
                               Title:



Confirmed and accepted as of
 the date first above
 written:

CHASE SECURITIES, INC.


By:
   ------------------------------------
   Name:
   Title: